Exhibit 10.10

EXECUTION VERSION

AMENDMENT NO. 1 dated as of February 12, 2018 (this “Amendment”), to the Credit Agreement dated as of August 28, 2017 (as amended, supplemented or modified prior to the date hereof, the “Credit Agreement”), by and among LULU’S FASHION LOUNGE, LLC, a Delaware limited liability company (the “Borrower”), LULU’S FASHION LOUNGE PARENT, LLC, a Delaware limited liability company (“Holdings”), the Lenders party thereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent” and, together with the Administrative Agent, the “Agent”) for the Lenders.

A. The Borrower has requested that the Credit Agreement be amended in order to extend the date by which the Borrower is required to furnish to the Agent its annual budget and projections for the 2018 Fiscal Year.

B. The Required Lenders are willing so to amend the Credit Agreement, on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement. The rules of construction set forth in Section 11.2 of the Credit Agreement shall apply mutatis mutandis to this Amendment.

SECTION 2. Amendment to the Credit Agreement. Effective as of the Effective Date (as defined below), Section 4.2(d) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

“provided that, with respect to the Fiscal Year ended on or about December 31, 2017, the Borrower shall furnish such information on or prior to March 31, 2018;”

SECTION 3. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (a) the Borrower and (b) the Required Lenders.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Agent and each Lender that, as of the Effective Date, (a) the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Effective Date, except to the extent that any representation or warranty expressly relates to an earlier date or period (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date or period) and (b) no Default or Event of Default has occurred and is continuing.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in any Loan Document to the Credit Agreement shall be deemed to refer without further amendment to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7. Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims based in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).

SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LULU’S FASHION LOUNGE, LLC,

by	/s/ Crystal Landsem
	Name:	Crystal Landsem
	Title:	CFO

[Signature Page to Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent

by	/s/ Vipul Dhadda
	Name	Vipul Dhadda
	Title:	Authorized Signatory

by	/s/ Joan Park
	Name:	Joan Park
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]